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                                                                    EXHIBIT 23.2






                         INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Registration Statement of World Access, Inc. on Form S-8 of our report on the consolidated financial statements of Advanced TechCom, Inc. and Subsidiary ("ATI") dated March 27, 1998 appearing in the Amendment No. 1 to the Current Report on Form 8-K dated April 13, 1998.



/s/ Tedder, Grimsley & Company, P.A.
Tedder, Grimsley & Company, P.A.

July 14, 1998